As filed with the Securities and Exchange Commission on June 9, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23055

USCA All Terrain Fund
 (Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
 (Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

USCA All Terrain Fund

Annual Report

March 31, 2017

USCA All Terrain Fund
Table of Contents

USCA All Terrain Fund
Shareholder Letter
March 31, 2017

Dear Shareholder:

The Fund completed its second fiscal year on March 31!

It has been a good time to be an investor, in general, and in stocks specifically. The Fund’s return for the year ended March 31st was 9.1%, beating its 60/40 blended benchmark of global equities and global bonds (as measured by the MSCI World Index and the Bloomberg Barclays Global Aggregate Index) of 8.3%. Global equities and global bonds returned 15.4% and -1.9%, respectively, over the same period.1

													Fiscal
	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Year
USCA All Terrain	1.4%	0.8%	-0.5%	1.6%	0.7%	0.2%	-0.5%	1.9%	1.2%	0.9%	1.0%	0.1%	9.1%
Global Equities[2]	1.6%	0.7%	-1.1%	4.3%	0.1%	0.6%	-1.9%	1.5%	2.4%	2.4%	2.8%	1.1%	15.4%
Global Bonds[3]	1.3%	-1.3%	2.9%	0.8%	-0.5%	0.6%	-2.8%	-4.0%	-0.5%	1.1%	0.5%	0.2%	-1.9%
60/40 Blend[4]	1.5%	-0.1%	0.5%	2.9%	-0.1%	0.6%	-2.3%	-0.7%	1.3%	1.9%	1.9%	0.7%	8.3%

Most of the Fund’s returns for the period, not surprisingly, came from its approximate 42% weighting to long equity and long/short equity strategies. To be honest, this is a better result than we expect to average over the longer term, unless equities perform far better than we anticipate over the next several years. Of course, if stocks just went up there would be no need for this Fund. But, unfortunately, that’s not the case. Therefore we remain conservatively positioned. Our largest allocation is to lower risk funds and strategies with little or no correlation to equities. Our biggest single position is an allocation to Millennium, a multi-strategy fund with a 27-year track record of low volatility and very little equity correlation. Our total allocation to funds with an “absolute return” mandate (depicted above as “Multi-Strategy”, “Global Macro” and “Managed Futures”), with an objective of achieving positive returns in all market environments, is approximately 44%.

[1]
As of March 31, 2017. Performance shown is net of fund fees and expenses, and reflects the reinvestment of dividends and other investment income. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance quoted. Global Equities is measured by the MSCI World Index and Global Bonds is measured by the Bloomberg Barclays Global Aggregate Index. Sources: USCA Asset Management LLC, the Portfolio Investments and eVestment Alliance, LLC.

Rate of Return (ROR). The compound geometric average return that assumes the same rate of return every period to arrive at the equivalent compound growth rate reflected in the actual return data.

[2]
MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries. With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

[3]
Bloomberg Barclays Global Aggregate Index. The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Index was created in 2000, with index history backfilled to January 1, 1990.

[4]	60/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the Bloomberg Barclays Global Aggregate Index rebalanced monthly.

Additionally, we have almost 12% in cash and fixed income, but with conservative exposure to interest rate risk, as we believe that the more likely direction for interest rates over the next several years is up (which would result in material declines in long-dated fixed income securities).

Our stock market exposure remains, as it has been since inception, overwhelmingly with value-oriented managers seeking to profit long-term by investment in securities that they consider to be under-valued. While this investment style will spend periods when it is out of favor – for instance, during the first several months of our existence – we believe that, over the longer term, value investing produces far better risk-adjusted returns than more aggressive strategies.

As previously observed, returns for the fiscal year just ended were driven by the Fund’s long-only U.S. equities. Return on invested capital was 16.5%, which resulted in a contribution of 2.5% to net performance. Long/short equity, as would be expected in a rising market, contributed less, returning 13.8% on invested capital and 1.8% on a net basis. Long/short equity was a bright spot in the portfolio, almost keeping pace with the Fund’s long-only U.S. equity strategy despite maintaining materially less market exposure.

Global Macro, which is currently a fairly small allocation, returned 1.6% on invested capital and 0.07% net to the Fund. This is a strategy that has struggled recently with low interest rates and low volatility. But as stocks continue to rise, and risk along with them, this is an area to which have increased our exposure, as it has historically done well during periods of greater stock market volatility.

You can see how each asset class and strategy has performed over the 12-month period in the table below.

	Average	Attribution	Return on
	Allocation	Gross of Fees	Invested Capital
Cash	3.1%	0.01%	0.30%
Long Fixed Income	2.8%	0.07%	2.44%
Long/Short Fixed Income	5.9%	1.07%	19.12%
Long Equity - Domestic	16.2%	2.53%	16.52%
Long Equity - International	6.1%	0.57%	9.49%
Long Equity - Global	3.9%	0.49%	13.02%
Long/Short Equity - MLP	1.8%	0.66%	47.22%
Long/Short Equity	13.6%	1.79%	13.84%
Event Driven	2.9%	0.17%	6.29%
Global Macro	5.2%	0.07%	1.60%
Managed Futures	4.8%	-0.18%	-3.41%
Multi-Strategy	33.7%	3.23%	9.91%
	100.0%	10.5%

We chose the name “All Terrain” for the Fund because our goal is to provide you with a smoother ride through a variety of market environments. While most people understand the importance of avoiding substantial drawdowns – a 30% decline requires a 43% increase to make it back – the volatility of returns can also negatively impact your long-term performance. For example, $100,000 invested in a fund that earns 5% in each of four years would be worth $121,550 at the end of that time. The same $100,000 invested in a fund that is down 5% the first year, up 15% the second, down 5% the third year and up 15% the fourth would have still averaged 5% per year but would be worth $119,355. That’s nearly a 2% difference (.45% per year) in performance for the same average return.

As always, we very much appreciate your partnership in the Fund. Please don’t hesitate to contact us with any questions.

Sincerely,

David Harris, CIMA, Portfolio Manager
Phil Pilibosian, MBA, J.D., President

USCA All Terrain Fund
Investment Strategy Allocation
March 31, 2017 (unaudited)
(expressed as a percentage of net asset value)

Multi-Strategy
35.07%
Long/Short Equity
16.21%
Long Equity - Domestic
10.41%
Long Equity - International
6.41%
Global Macro
5.69%
Long/Short Fixed Income
5.29%
Managed Futures
4.60%
Long Equity - Global
4.00%
Short Term Investment
3.36%
Long Fixed Income
2.66%
Event Driven
1.28%

USCA All Terrain Fund
Schedule of Investments
March 31, 2017

	Shares	Fair Value
COMMON STOCK - 6.41%[a]
Aerospace and Defense - 0.35%[a]
The Boeing Company	300	$53,058
BWX Technologies, Inc.	650	30,940
Esterline Technologies Corp.[b]	340	29,257
Orbital ATK, Inc.	310	30,380
Rockwell Collins Inc.	240	23,318
Woodward, Inc.	270	18,338
		185,291
Chemical Companies - 0.18%[a]
LyondellBasell Industries N.V.	400	36,476
The Mosaic Company	2,000	58,360
		94,836
Consumer Product and Distribution Companies - 0.86%[a]
Casey’s General Stores, Inc.	130	14,593
The Clorox Company	110	14,831
Coach, Inc.	500	20,665
Genuine Parts Company	290	26,799
The Hain Celestial Group, Inc.[b]	720	26,784
Hasbro Inc.	430	42,923
Helen of Troy Corp.[b]	180	16,956
The Hershey Company	150	16,388
L Brands, Inc.	500	23,550
Mattel, Inc.	1,925	49,299
PepsiCo, Inc.	400	44,744
The Procter & Gamble Company	600	53,910
Sysco Corporation	640	33,229
United Natural Foods, Inc.[b]	360	15,563
Wal-Mart Stores Inc.	800	57,664
		457,898
Energy and Utility Companies - 0.94%[a]
Anadarko Petroleum Corporation	235	14,570
Apache Corporation	450	23,126
BP p.l.c. ADR[c]	1,500	51,780
Cabot Oil & Gas Corporation	725	17,335
Chevron Corporation	400	42,948
ConocoPhillips	600	29,922
Entergy Corporation	200	15,192
Exelon Corporation	600	21,588
Helmerich & Payne, Inc.	600	39,942
Hess Corporation	410	19,766
National Fuel Gas Company	510	30,406

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2017

	Shares	Fair Value
Energy and Utility Companies - (continued) - 0.94%[a]
NiSource Inc.	730	$17,367
Occidental Petroleum Corporation	1,100	69,696
PBF Energy Inc.	645	14,300
PPL Corporation	660	24,677
Superior Energy Services, Inc.[b]	885	12,620
Valero Energy Corporation	600	39,774
Xcel Energy Inc.	380	16,891
		501,900
Environmental Services - 0.03%[a]
Republic Services, Inc.	300	18,843
Financial Services - 1.24%[a]
BB&T Corporation	800	35,760
BOK Financial Corporation	500	39,135
The Chubb Corporation[c]	340	46,325
Fidelity National Financial, Inc.	1,000	38,940
First American Financial Corporation	960	37,709
Franklin Resources, Inc.	880	37,083
The Hartford Financial Services Group, Inc.	480	23,074
Huntington Bancshares Incorporated	2,575	34,479
Invesco Ltd.	710	21,747
Janus Capital Group, Inc.	1,140	15,048
JPMorgan Chase & Co.	400	35,136
M&T Bank Corporation	600	92,838
Markel Corporation[b]	27	26,348
MetLife, Inc.	1,000	52,820
Morgan Stanley	700	29,988
New York Community Bancorp Inc.	1,840	25,705
SunTrust Banks, Inc.	810	44,793
Synchrony Financial	710	24,353
		661,281
Health Care and Related Companies - 0.77%[a]
AbbVie Inc.	800	52,128
Baxter International Inc.	635	32,931
Boston Scientific Corporation[b]	1,015	25,243
Cardinal Health, Inc.	300	24,465
Eli Lilly and Company	700	58,877
Gilead Sciences, Inc.	300	20,376
Globus Medical, Inc.[b]	670	19,845
Haemonetics Corporation[b]	415	16,837
HealthSouth Corporation	900	38,529
Johnson & Johnson	100	12,455

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2017

	Shares	Fair Value
Health Care and Related Companies - (continued) - 0.77%[a]
McKesson Corporation	230	$34,100
Novo Nordisk A/S ADR[c]	600	20,568
Varian Medical Systems, Inc.[b]	210	19,137
Zimmer Biomet Holdings, Inc.	270	32,970
		408,461
Logistics and Transportation - 0.12%[a]
C.H. Robinson Worldwide, Inc.	200	15,458
Expeditors International of Washington Inc.	300	16,947
Union Pacific Corporation	300	31,776
		64,181
Manufacturing Companies - 0.14%[a]
Eaton Corporation	300	22,245
Ford Motor Company	1,200	13,968
Stanley Black & Decker, Inc.	300	39,861
		76,074
Media, Communications and Entertainment - 0.42%[a]
Cinemark Holdings, Inc.	610	27,047
Discovery Communications, Inc.[b]	810	22,931
Liberty Broadband Corporation[b]	380	32,832
The Liberty SiriusXM Group[b]	960	37,229
Omnicom Group Inc.	360	31,036
Regal Entertainment Group	1,390	31,386
Verizon Communications Inc.	900	43,875
		226,336
Metals Technology and Mining - 0.02%[a]
Arconic Inc.	498	13,117
Paper Products - 0.10%[a]
Avery Dennison Corporation	210	16,926
Packaging Corporation of America	200	18,324
Sonoco Products Co.	310	16,405
		51,655
Real Estate Investment Trusts - 0.16%[a]
CoreCivic, Inc.	955	30,006
Sun Communities Inc.	390	31,329
Welltower Inc.	310	21,954
		83,289
Technology Companies and Services - 1.08%[a]
Amdocs Limited	480	29,275
Analog Devices, Inc.	350	28,682
Broadridge Financial Solutions, Inc.	620	42,129

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2017

	Shares	Fair Value
Technology Companies and Services - (continued) - 1.08%[a]
Cisco Systems, Inc.	2,100	$70,980
Epam Systems, Inc.[b]	245	18,502
Harris Corporation	200	22,254
HP Inc.	1,200	21,456
IBM	100	17,414
Intel Corporation	500	18,035
Koninklijke Philips N.V. ADR[c]	1,900	61,009
Microsoft Corporation	600	39,516
QUALCOMM Incorporated	900	51,606
Schlumberger N.V.	300	23,430
TE Connectivity Ltd.[c]	300	22,365
Texas Instruments Incorporated	200	16,112
U.S. Bancorp	1,200	61,800
The Western Union Company	1,510	30,729
		575,294

TOTAL COMMON STOCK (Cost $3,014,151)		3,418,456

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 25.16%[a]
Long Equity - Domestic - 10.40%
Bridgeway Ultra Small Company Fund	42,355	1,263,038
Gabelli Small Cap Growth Fund	26,905	1,475,451
LKCM Equity Fund	70,314	1,669,255
Nationwide Geneva Mid Cap Growth Fund	45,539	1,138,933
		5,546,677
Long Equity - Global - 4.00%
First Eagle Global Fund	37,077	2,131,194

Long Equity - International - 6.41%
AllianzGI NFJ International Value Fund	59,068	1,037,832
Brandes International Equity Fund	143,846	2,380,648
		3,418,480
Long Fixed Income - 2.65%
PIMCO Total Return Fund	139,413	1,410,859

Managed Futures - 1.70%
Altegris Futures Evolution Strategy Fund	53,514	515,878
AQR Managed Futures Strategy Fund	42,624	393,415
		909,293
TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES (Cost $13,381,940)		13,416,503

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2017

	Cost	Fair Value	Next Available Redemption Date[d]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES[e]- 66.44%[a]
Event Driven - 1.28%[a]
Perry Partners L.P. - Class Cfh	855,065	$679,474	n/a	Illiquid	n/a

Global Macro - 5.69%[a]
Brevan Howard L.P. - Series B	2,445,000	2,393,917	6/30/2017	Monthly	90
Brevan Howard L.P. - Series W	650,000	641,339	6/30/2017	Monthly	90
		3,035,256

US Treasury Bonds and Notes		2,088,690
German Government Bonds		2,205,189
All Other Net Assets		(1,258,623)
Total		3,035,256
Long/Short Equity - 16.21%[a]
ACK Asset Partners II LP	875,000	912,473	6/30/2017	Quarterly	45
AT MLP Fund, LLC	800,000	1,115,347	6/30/2017	Quarterly	45
Corsair Capital Partners, L.P. - Class A	2,483,000	2,608,225	6/30/2017	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	3,630,000	4,006,789	6/30/2018	Annually	105
		8,642,834
Long/Short Fixed Income - 5.29%[a]
York Global Credit Income Fund, L.P. - Class A
US Treasury Bonds and Notes		(16,960)
All Other Net Assets		2,836,803
Total	2,493,000	2,819,843	6/30/2017	Quarterly	90

Managed Futures - 2.90%[a]
Winton Diversified Strategy Fund (US) L.P.
US Treasury Bonds and Notes		1,140,159
All Other Net Assets		406,504
Total	1,596,000	1,546,663	9/30/2018	Quarterly	60

Multi-Strategy - 35.07%[a]
Atlas Enhanced Fund, L.P.	1,400,000	1,443,648	5/31/2017	Monthly	45
Blue Mountain Credit Alternatives Fund L.P. - Class S
US Treasury Bonds and Notes		62,812
All Other Net Assets		2,727,456
Total	2,670,000	2,790,268	6/30/2017	Quarterly	3 Months
Double Black Diamond, L.P. - Series D	4,035,000	4,188,569	6/30/2017	Quarterly	60
Hutchin Hill Capital Domestic FD, LP
US Treasury Bonds and Notes		683,232
German Government Bonds		(786,986)
All Other Net Assets		2,040,397
Total	1,900,000	1,936,643	6/30/2017	Quarterly	65

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2017

	Cost	Fair Value	Next Available Redemption Date[d]	Frequency of Redemptions	Redemption Notification Period (Days)
Millennium USA LP
U.S. Treasury Bonds and Notes		6,734,822
German Government Bonds		(2,952,680)
All Other Net Assets		1,654,747
Total	5,000,000	5,436,889	6/30/2017	Quarterly	90
OZ Domestic Partners II, L.P. - Tranche E
US Treasury Bonds and Notes		706,071
All Other Net Assets		2,192,385
Total	2,795,000	2,898,456	6/30/2017	Quarterly	30
Visium Global Fund, LPf	7,500	7,078	n/a	Illiquid	n/a
		18,701,551

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES (Cost $33,634,565)		35,425,621

SHORT TERM INVESTMENT - 3.36%[a]
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.59%[g]	1,793,225	$1,793,225

TOTAL SHORT TERM INVESTMENTS (Cost $1,793,225)		1,793,225

Total Investments (Cost $51,823,881) - 101.37%[a]		$54,053,805
Assets in Excess of Other Liabilities - (1.37%)[a]		(729,968)
TOTAL NET ASSETS - 100.00%[a]		$53,323,837

Footnotes
ADR - American Depository Receipt.
[a]	Percentages are stated as a percent of net assets.
[b]	Non-income producing security.
[c]	Foreign issued security.
[d]
Investments in private investment companies may be composed of multiple tranches.  The Next Available Redemption Date relates to the   earliest date after March 31, 2017 that redemption from all or a portion of a tranche is available without fees (redemptions may be   available sooner with the incurrence of a penalty). Other tranches may have an available redemption date that is after the Next Available   Redemption Date.  Further, the private investment company’s advisor may place additional redemption restrictions without notice based   on the aggregate redemption requests at a given time.

[e]
At March 31, 2017, portfolio holdings of the private investment companies were not made fully available to the Fund.  Private investment   portfolio holdings detailed in the schedule of investments represent management’s best estimate of the fair market value of each   private investment’s portfolio holdings as of March 31, 2017.

[f]	Currently in liquidation. Receiving proceeds as Manager liquidates underlying assets.
[g]	Rate reported is the 7-day current yield as of March 31, 2017.
[h]	This investment company includes $178,915 receivable from the private investment portfolio holding.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Assets & Liabilities
March 31, 2017

Assets
Cash	$242
Investments, at fair value (cost $51,823,881)	54,053,805
Dividend and Interest receivable	6,370
Receivable for investments sold	83,753
Prepaid expenses	2,956
Total Assets	54,147,126

Liabilities
Investment advisory fee payable, net (Note 4)	66,972
Sub-advisory fee payable (Note 4)	5,565
Payable for investments purchased	65,685
Redemptions payable	497,837
Accrued expenses and other liabilities	187,230
Total Liabilities	823,289

Net Assets	$53,323,837

Net Assets Consist of:
Paid in capital	$52,239,458
Accumulated net investment loss	(897,060)
Accumulated net realized losses	(248,485)
Net unrealized appreciation on investments	2,229,924
Net Assets	$53,323,837
53,389.11 shares of beneficial interests outstanding
Net Asset Value per Share	$998.78

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Operations
For the Year Ended March 31, 2017
Investment Income
Dividend income (Net of foreign taxes withheld of $91)	$309,015
Interest income	5,161
Total Investment Income	314,176
Expenses
Investment advisory fees (Note 4)	384,131
Portfolio accounting and administration fees (Note 4)	88,781
Audit and tax return	73,000
Tax expense	60,605
Legal fees	40,000
Transfer agent fees and expenses	38,360
Registration fees	32,500
Subadvisory fees (Note 4)	25,686
Directors’ fees	14,583
Insurance expense	12,094
Custody fees	10,913
Organizational costs	5,000
Other expenses	1,925
Total Expenses Before Waiver	787,578
(Waiver) recoupment by Adviser, net (Note 4)	19,147
Net Expenses	806,725
Net Investment Loss	(492,549)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of investments (1)	98,832
Net change in unrealized appreciation on investments	4,832,691
Net gain from Investments	4,931,523
Net Increase in Net Assets Resulting from Operations	$4,438,974

(1)	Net realized gain on sale of investments includes capital gain distributions from registered investment companies in the amount of $304,795.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statements of Changes in Net Assets

	For the	Period From
	Year Ended	July 1, 2015(1) to
	March 31, 2017	March 31, 2016

Change in Net Assets Resulting from Operations
Net investment loss	$(492,549)	$(404,511)
Net realized gain (loss)	98,832	(347,317)
Net change in unrealized appreciation (depreciation) on investments	4,832,691	(2,602,767)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,438,974	(3,354,595)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	3,522,417	50,124,154
Payments for shares redeemed	(1,407,113)	—
Net Increase in Net Assets Resulting from Capital Transactions	2,115,304	50,124,154

Net Increase in Net Assets	6,554,278	46,769,559
Net Assets, Beginning of Period	46,769,559	—
Net Assets, End of Period	$53,323,837	$46,769,559
Accumulated Net Investment Loss	$(897,060)	$(404,511)

(1)	Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Cash Flows
For the Year Ended March 31, 2017

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$4,438,974
Net decrease in advance subscriptions to investments	850,000
Net realized gain on investments	(98,832)
Net change in unrealized appreciation on investments	(4,832,691)
Net decrease in receivable for investments sold	1,380,611
Net increase in dividends and interest receivable	(1,639)
Net decrease in prepaid expenses	5,269
Net increase in investment advisory fees payable	34,300
Net increase in investment sub-advisory fees payable	3,719
Net increase in payable for investments purchased	65,685
Net decrease in trustee fee payable	(2,500)
Net increase in accrued expenses and other liabilities	64,947
Purchases of investment securities	(8,318,788)
Sales of investment securities	6,174,046
Purchases of short term investments, net	(1,436,166)
Net Cash Used in Operating Activities	(1,673,065)

Cash Flows from Financing Activities
Proceeds from subscriptions	2,582,471
Distributions for redemptions	(909,276)
Net Cash Provided by Financing Activities	1,673,195

Net Increase in Cash	130
Cash - Beginning of Year	112
Cash - End of Year	$242

During the year ended March 31, 2017, the Fund credited $939,946 of previous capital subscriptions received in advance.  At March 31, 2017 a redemption of $497,837 was payable to shareholders.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Financial Highlights

	For the	Period from
	Year Ended	July 1, 2015(1) to
	March 31, 2017	March 31, 2016

Per Share Operating Performance
Beginning net asset value	$915.37	$1,000.00

Loss From Investment Operations
Net investment loss (2)	(9.26)	(9.31)
Net gain from investments	92.67	(75.32)

Total from Investment Operations	83.41	(84.63)

Ending Net Asset Value	$998.78	$915.37

Total return	9.11%	(8.46)%	(3)

Supplemental Data and Ratios
Net assets, end of period	$53,323,837	$46,769,559
Ratio of expenses to weighted average net assets before (waiver) recoupment(5)	1.54%	1.86%	(4)
Ratio of expenses to weighted average net assets after (waiver) recoupment(5)	1.58%	1.80%	(4)
Ratio of net investment loss to weighted average net assets before waiver (recoupment)(5)	(0.93)%	(1.39)%	(4)
Ratio of net investment loss to weighted average net assets after waiver (recoupment)(5)	(0.97)%	(1.33)%	(4)
Portfolio turnover rate	12.60%	9.12%	(3)

(1)	Commencement of operations.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Fund’s investments.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2017

1.	Organization
The USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (“Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”). The Advisor is a registered investment adviser with the Securities and Exchange Commission.

Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest in or trade in a range of investments that is without limit, but may include equities and fixed income securities, currencies, derivative instruments, and commodities. Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees.

The Advisor and the Fund have engaged each of Anchor Capital Advisors LLC (“Anchor Capital”) and SKBA Capital Management, LLC (“SKBA Capital”) as sub-advisors to the Fund. Anchor Capital invests according to a mid-cap value oriented investment strategy. SKBA Capital invests according to a value-oriented investment strategy and seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946. The functional and reporting currency of the Fund is the United States Dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory and sub-advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders. The Fund indirectly bears its portion of the expenses of the Underlying Funds. Therefore, the Underlying Fund’s expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2017

C. Investments in Underlying Funds
In accordance with the terms of the Fund’s Prospectus, the investments in the Underlying Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from daily to annually, depending on the provisions of the respective Underlying Fund agreements. Generally, the Underlying Fund Managers have the ability to suspend redemptions.

Underlying Funds charge annual management fees ranging from 0.46% to 2.25% of an Underlying Fund’s net assets. The Underlying Funds may also charge performance fees of up to 20% of their net profits as defined by the respective Underlying Fund’s offering document.

The Underlying Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies, including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Fund’s interest in the Underlying Funds, such risks are limited to the Fund’s invested amount in each Underlying Fund.

D. Investment Valuation
In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available. Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, US Bancorp Fund Services, LLC (the Administrator) and an officer of the Fund. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager. The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2017

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended, those companies net asset values are calculated based upon the net asset values of their investments, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

E. Cash and Cash Equivalents
Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Fair Value
The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the ASC 825, Financial Instruments, approximate the carrying amounts presented in the Statement of Assets and Liabilities.

H. Income Taxes
The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2017

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

I. Indemnifications
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. New Accounting Pronouncement
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3.	Investment Transactions
For the year ended March 31, 2017, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $8,318,788 and $6,174,046 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees
The Fund has entered into an Investment Advisory Agreement with USCA Asset Management LLC. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s net assets.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund’s average monthly net assets. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until June 30, 2018, unless the Board approves its modification or termination. After June 30, 2018, the Expense Limitation Agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2017

Fiscal Period Incurred	Amount Waived	Amount Recouped(1)	Amount Subject to Potential Recoupment	Expiration Date
March 31, 2016	$32,044	$12,897	$19,147	March 31, 2019
March 31, 2017	—	19,147	—
Total	$32,044	$32,044	$—

(1)
Amount recouped was in compliance with the Expense Limitation Agreement, and did not cause the total Fund’s total operating expense ratio (excluding certain expenses, taxes and fees as set forth in the Agreement) to exceed 1.75%

The Advisor has engaged Anchor Capital and SKBA Capital, each a registered investment advisor with the SEC under the Advisers Act. Under the terms of the Sub-Advisor Agreement for Anchor Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 1.0% of the first $3 million of net assets allocated to the sub-advisor (“Sub-Advisor Assets”) and 0.50% of the Sub-Advisor Assets in excess of $3 million. Under the terms of the Sub-Advisor Agreement for SKBA Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 0.57% of Sub-Advisor Assets.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

5.	Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as such.

All of the Officers of the Fund are affiliated with the Advisor. Such Officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions
The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

The Fund had 53,389 shares outstanding at March 31, 2017. The Fund issued 3,732 shares through shareholder subscriptions and repurchased 1,436 shares through shareholder redemptions during the six-month period ended March 31, 2017. The Fund issued 51,093 shares through shareholder subscriptions during the period from July 1, 2015 (commencement of operations) through March 31, 2016.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2017

7.	Risk Factors
Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, which may increase the volatility of the Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

8.	Fair Value of Financial Instruments
The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures (ASC 820), which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2017

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Fair Value Measurements at Reporting Date Using

Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
Common Stock (a)	$3,418,456	$—	$—	$3,418,456
Registered Investment Companies (a)	13,416,503	—	—	13,416,503
Private Investment Companies (b)	—	—	—	35,425,621

Short Term Investments (c)	1,793,225	—	—	1,793,225
	$18,628,184	$—	$—	$54,053,805

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at March 31, 2017.

During the period ended March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2017

9. Subsequent Events
The Fund received subscriptions in the amount of $200,000 on May 1, 2017.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of May 30, 2017.

KPMG LLP 900 Wells Fargo Tower 201 Main Street Fort Worth, TX 76102-3105

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
USCA All Terrain Fund:

We have audited the accompanying statement of assets & liabilities of USCA All Terrain Fund (the Fund), including the schedule of investments, as of March 31, 2017, and the related statement of operations, and cash flows for the year then ended, and the related statements of changes in net assets and financial highlights for the year ended March 31, 2017 and the period from July 1, 2015 (commencement of operations) through March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with custodian and underlying fund managers as applicable. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USCA All Terrain Fund as of March 31, 2017, the results of its operations, and its cash flows for the year then ended, and the related statements of changes in net assets and financial highlights for the year ended March 31, 2017 and the period from July 1, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

Fort Worth, Texas
May 30, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity

.

USCA All Terrain Fund
Additional Information
March 31, 2017 (Unaudited)

Form N-Q
The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q will be available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to stockholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s Web site at www.sec.gov.

Board of Trustees
The Fund’s Offering Memorandum includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA All Terrain Fund
Trustees and Officers (Unaudited)
March 31, 2017

Name and Year of Birth	Position/Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee
John Ferguson (Born 1945)	Trustee since 2015	Board of Managers, Salient Partners (5/12- present), Investment Committee Member at Houston Endowment (4/14-present), Investment Committee Member at Silver Ventures (9/12-present), Non-Executive Chair Investment Committee at Ascendent Advisors (1/10-present)	2	ABM Industries, Inc. (12/09-present), USCA Fund Trust (11/16- present)

Robert Harvey (Born 1955)	Trustee since 2015	President and CEO at Greater Houston partnership (9/12-present)	2	USCA Fund Trust (11/16-present)

Paul Wigdor (Born 1968)	Trustee since 2016	Managing Partner of Overlook 4 Holdings (2/11-present), Managing Director of Ascendant Funds (2/11-present)	2
Global Restaurant Systems (1/13- present), Private Communications Corp. (11/10-present), Uma Temakeria (8/14- present), ChartIQ (1/14-present), USCA Fund Trust (11/16- present), Global Bridge (10/13-3/15)

Interested Trustees and Officers
Name and Year of Birth	Position(s) Held with Fund*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships/ Trusteeships Held
Phil Pilibosian (Born 1968)***	President and Trustee since 2015	Managing Director at US Capital Advisors LLC (10/13-present), Founder, Chief Investment Officer and President of Condera Advisors, LLC (01/03-10/13)	2	USCA Fund Trust (2016-present)

Officers
Ivana Shumberg (Born 1949)	Treasurer	Managing Director, Chief Financial Officer and Financial and Operations Principal at US Capital Advisors LLC (7/02-present)	N/A	N/A

Bryan Prihoda (Born 1987)	Secretary	Managing Director at US Capital Advisors LLC (10/13 – present), Analyst at Condera Advisors, LLC (4/10 – 10/13)	N/A	N/A

Steve Gott (Born 1963)	Chief Compliance Officer and Anti-Money Laundering Officer
Chief Compliance Officer at US Capital Advisors (3/15-present), Senior Compliance Officer and Anti-Money Laundering Compliance Officer at US Capital Advisors (5/12-3/15), Anti-Money Laundering Compliance Officer at Global Financial Services (9/11-5/12), Anti-Money Laundering Compliance Officer at Sanders Morris Harris (7/11-5/12), Founder at Gott Consulting (2/11-present)
			N/A	N/A

USCA All Terrain Fund
Approval of Investment Management Agreement and Sub-Advisory Agreements
March 31, 2017 (Unaudited)

In connection with the meeting held on March 9, 2017, the Board of Trustees (the “Board” or the “Trustees”) of the USCA All Terrain Fund (the “Trust” or the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between USCA Asset Management LLC (“USCA”) and the Trust. The Board further considered the approval of the sub-advisory agreement between Anchor Capital Advisors LLC (“Anchor”), USCA and the Trust, and the sub-advisory agreement between SKBA Capital Management, LLC (“SKBA”), USCA and the Trust (each a “Sub-Adviser Agreement” and together with the Advisory Agreement the “Advisory Agreements”). In considering the approval of each of the Advisory Agreements, the Trustees received materials specifically relating to the Fund, USCA, Anchor, SKBA and each of the Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each of the Advisory Agreements.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Performance. The Board considered the performance of the Fund. The Fund outperformed its peer group over the trailing 1-year period, while underperforming its benchmark index over the 1-year and since inception periods. After discussion, the Board determined that, based on the performance of the Fund relative to its peers and benchmark, the performance of the Fund is satisfactory.

Nature, Extent and Quality of Service. The Board next considered the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the responses provided in the 15(c) Questionnaire, which included a discussion of the services provided by the Adviser. The 15(c) Questionnaire also included the biographical information for professionals servicing the Fund. The Board discussed the credentials of each. The Board considered the responsibilities of each key professional servicing the Fund, and noted the continuity of these key professionals. The Board also highlighted that the Fund had no material compliance issues had arisen since the most recent approval of the advisory agreement.

Fees & Expenses. The Board next considered the management fee of 0.75%. It noted that this was below the peer average of 1.21%. The Board noted that the advisory fees of the funds in the peer group ranged from 0.85% to 1.50% and that the Fund’s fee compared favorably to this group. The Board also noted that the Fund’s net expense ratio was lower than the peer group average as well. The Board reviewed the composition of the peer group and discussed the method for selecting peers, which included nine funds with similar strategies and asset bases to the Fund. They also discussed the fact that the Fund, not the Adviser, pays all sub-adviser fees, and how that impacts expenses. The Board concluded that the advisory fee was reasonable.

Profitability. The Board also considered net profits to the Adviser from its relationship with the Fund. The Board discussed information provided by the Adviser indicating that the Adviser had incurred a loss over the previous fiscal year from its relationship with the Fund under the Management Agreement. The Adviser stated that they expected to earn profits as economies of scale were recognized. The Adviser stated that the Fund will benefit from economies of scale as the Fund grows.

The Board then considered each of the Sub-Advisory Agreements. The Board noted that the Agreements provide for the Fund to pay each Sub-Adviser directly, rather than the Adviser paying each from a portion of its management fee and they discussed the reasons for the arrangement.

USCA All Terrain Fund
Approval of Investment Management Agreement and Sub-Advisory Agreements - (continued)
March 31, 2017 (Unaudited)

The Board reviewed the Sub-Advisory Agreement with SKBA. The Board considered the firm’s business, reviewed the services it provides to the Fund and the professionals providing such services, and noted it had assets under management of approximately $949 million as of December 31, 2016. The Board then reviewed the performance information provided by SKBA in the Meeting materials and noted that the SKBA had a return of 18.6% compared to the benchmark return of 17.3%. The Board next considered the fee of 0.57%. They noted that the Fund was charged a lower rate than other clients of SKBA. The Board observed that the management fee shown in the Fund’s prospectus is a blended rate of the Adviser’s and Sub-Advisers’ fees. The Board considered the impact of the Sub-Advisory fees on the total fee ratio for the Fund and concluded that it was reasonable. The Board next considered SKBA’s profitability from its relationship with the Fund, noting that SKBA earned a small profit over the Fund’s most recent fiscal year.

The Board then reviewed the Sub-Advisory Agreement with Anchor. The Board considered the firm’s business, reviewed the services it provides to the Fund and the professionals providing such services, and noted it had assets under management of approximately $3.4 billion as of December 31, 2016. It also noted that Anchor reported no material compliance matters or litigation issues. The Board noted that Anchor, as with SKBA, had its own errors and omissions insurance coverage for its directors and officers. The Board noted that for the fiscal year ended December 31, 2016 Anchor had a return of 13.9% compared to the benchmark return of 6.3%. The Board then considered the Sub-Advisory fee, noting that it reflects Anchor’s standard fee rate for similarly situated clients. The Board also discussed the scheduled fee breakpoints that the Fund would benefit from as assets grow. The Board noted that Anchor had yet to earn profits from its relationship with the Fund.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreements, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structures were reasonable and that approval of the Management Agreements is in the best interests of the Trust and the future shareholders of the Fund.

USCA All Terrain Fund
Privacy Notice

FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number	■ Purchase History
■ Assets	■ Account Balances
■ Retirement Assets	■ Account Transactions
■ Transaction History	■ Wire Transfer Instructions
■ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chooses to share; and whether you can limit this sharing.

Does USCA All
Reasons we can share your personal information	Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-601-8722

Who we are
Who is providing this notice?	USCA All Terrain Fund
What we do
How does USCA protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA collect my personal information?	We collect your personal information, for example, when you
■ Open an account
■ Provide account information
■ Give us your contact information
■ Make deposits or withdrawals from your account
■ Make a wire transfer
■ Tell us where to send the money
■ Tells us who receives the money
■ Show your government-issued ID
■ Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
■ Affiliates from using your information to market to you
■ Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ USCA All Terrain Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
■ USCA All Terrain Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ USCA All Terrain Fund does not jointly market.

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Ferguson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2017	FYE 03/31/2016
Audit Fees	$40,000	$33,000
Audit-Related Fees	$0	$0
Tax Fees	$70,000	$50,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2017	FYE 03/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2017	FYE 03/31/2016
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: John Ferguson, Robert Harvey and Paul Wigdor. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available without charge, upon request, by calling (713) 366-0500

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund.  The Board oversees voting policies and decisions for the Fund.

Generally, the Fund will invest in various collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Based on the nature of the Fund’s investments, proxy voting procedures will not be applicable.  If required, the following procedures would be utilized.

In general, the Board believes that the Adviser and the Fund’s sub-advisers, which select the individual securities that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Fund defers to and relies on the Adviser and its sub-advisers to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. The Fund will avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act.  Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  Therefore, the Fund (or the Adviser or sub-adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either:
o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
The Adviser provides quarterly certifications with respect to its adherence to its proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of March 31, 2017.

USCA Asset Management LLC

David M. Harris

Mr. Harris is a Senior Managing Director with U.S. Capital, overseeing approximately $875 million in assets for institutions and high net worth individuals.  He has more than a quarter of a century of experience in managing complex financial strategies, emphasizing capital preservation while maximizing long-term appreciation.

Mr. Harris joined U.S. Capital as a Managing Director in December 2010.  Before that he was a Financial Advisor with UBS Financial Services from 2004 to 2010, Smith Barney from 1989 to 2004 and Drexel Burnham from 1978 to 1989.

Mr. Harris attended Swarthmore College and Kalamazoo College and earned his CIMA (Certified Investment Management Analyst®) certification from the Wharton School of Business at the University of Pennsylvania in 2003.

Anchor Capital Advisors LLC

William P. Rice, Jr.

Mr. Rice, Jr. is Chief Investment Officer for Anchor Capital, and is the lead portfolio manager for the Anchor Mid-Cap Value & Select Dividend & Concentrated Compounders Strategies.  Mr. Rice, Jr. joined Anchor Capital in 2005.

Mr. Rice, Jr. attended Oxford University, Comparative Strategic Management Program, earned his B.S. in international finance at Georgetown University 1998, and his M.B.A. from Tuck School of Business at Dartmouth in 2005.

SKBA Capital Management, LLC

Kenneth J. Kaplan, CFA

Mr. Kaplan has held the title of Chairman of SKBA since January 2008.  Mr. Kaplan is Chairman and a founding member of SKBA.  He has been in the industry since 1965.  Mr. Kaplan is a member of the SKBA Investment Strategy team.  Mr. Kaplan received both his undergraduate degree and MBA from Northwestern University.  He is a past President of the CFA Society of San Francisco and a member of the CFA Institute.

Andrew W. Bischel, CFA

Mr. Bischel has held the title of CEO & CIO of SKBA since January 2008.  Mr. Bischel is CEO, Chief Investment Officer and a founding member of SKBA.  He has been in the industry since 1976.  Mr. Bischel is the lead member of the SKBA Investment Strategy team.  Mr. Bischel earned his BS in Mathematics and BA in Economics from the University of California at Davis, and his MBA from California State University at Sacramento.  He is a member of the CFA Society of San Francisco and the CFA Institute.

Joshua J. Rothé

Mr. Rothé has held the title of President and Director of Research of SKBA since January 2008.  Mr. Rothé is President and Director of Research.  He has been in the industry since 1991 and joined SKBA in 1994.  Mr. Rothé is a member of the SKBA Investment Strategy team.  Mr. Rothé received his BS in International Business and his MBA with an emphasis in Finance from the University of San Francisco.  Mr. Rothé has passed the Series 65 examination administered by the Financial Industry Regulatory Authority.  He is a member of the CFA Society of San Francisco and the CFA Institute.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of March 31, 2017.

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets By Account Type ($ Millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David M. Harris
Registered investment companies	-	-	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	1,106*	$466*		-
William P. Rice, Jr.
Registered investment companies	-	-	-	-
Other pooled investment vehicles	1	$1.68	-	-
Other accounts	202**	$4,254**	-	-
Kenneth J. Kaplan
Registered investment companies	3	$12	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	52	$855	-	-
Andrew W. Bischel
Registered investment companies	3	$12	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	52	$855	-	-
Joshua J. Rothé
Registered investment companies	3	$12	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	52	$855	-	-

*
Of the accounts and assets included above for which Mr. Harris was primarily responsible, 222 and $178 million were accounts and assets, respectively, over which Mr. Harris provided discretionary management in a U.S. equity or equity/fixed income (i.e., balanced) style investment strategy.  The remaining accounts and assets were those over which Mr. Harris provides non-discretionary investment management services, pursuing various investment objectives and utilizing a variety of investment strategies.

**
Of the accounts and assets included above for which Mr. Rice was primarily responsible, 187 and $1,474 million were accounts and assets, respectively, over which Mr. Rice provided discretionary management in a U.S. equity style investment strategy.  The remaining accounts and assets were those over which Mr. Rice provides non-discretionary investment management services.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts.  Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Because the portfolio managers may manage assets for Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Adviser Accounts, there may be an incentive to favor one Adviser Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on the Adviser Account.  In those instances, a portfolio manager may have an incentive to not favor the Fund over the Adviser Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(2)	The following compensation information is presented as of March 31, 2017.

The Advisor

The portfolio manager receives a salary equal to a fixed percentage of all or a portion of the advisory fee revenues associated with the portfolios for which the portfolio manager is involved.

SKBA Capital

SKBA typically offers portfolio managers competitive base salaries and benefits, incentive compensation, 401k plan employer contributions, and dividend distributions for equity owners.  Annual incentive awards are variable and are based on an evaluation of the employee’s achievement of annual goals and objectives including:  company profit performance, new business growth or retention, individual performance measures and/or investment performance measures.  For employee owners, quarterly dividend distributions are based on the firms’ revenue and profit performance.

Anchor Capital

Direct compensation is typically comprised of a base salary and an annual incentive award that is paid either in the form of a cash bonus or the award may be paid in a combination of a cash bonus and an equity incentive award.  Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity.  Annual incentive awards are variable and are based on an evaluation of the employee’s investment performance for all accounts and the results of a peer and/or management review of the employee, which takes into account skills and attributes such as investment process, communication, and professionalism.

(4)	The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of March 31, 2017:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
David M. Harris	$100,001 - $500,000
William P. Rice, Jr.	None
Kenneth J. Kaplan	None
Andrew W. Bischel	None
Joshua J. Rothé	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/16-10/31/16	0	0	0	0
Month #2 11/01/16-11/30/16	0	0	0	0
Month #3 12/01/16-12/31/16	700	978.93	700	12,379,652
Month #4 01/01/17-01/31/17	0	0	0	0
Month #5 02/01/17-02/29/17	0	0	0	0
Month #6 03/01/17-03/31/17	430	998.77	430	12,703,728
Total	1,130	986.48	1,130	25,083,380
*The Fund issued a tender offer of August 24, 2016.  The tender offer enabled up to $12,379,652 to be redeemed by shareholders. The tendered shares were paid out at the December 31, 2016 net asset value per share.
*The Fund issued a tender offer of November 21, 2016.  The tender offer enabled up to $12,703, 728 to be redeemed by shareholders. The tendered shares were paid out at the March 31, 2017 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this item to be reported.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title)  /s/ Phil Pilibosian
Phil Pilibosian, President

Date:  June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Phil Pilibosian
Phil Pilibosian, President

Date:  June 8, 2017

By (Signature and Title)  /s/ Ivana Shumberg
Ivana Shumberg, Treasurer

Date:  June 8, 2017